UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2017 (February 3, 2017)

EZTD INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Yehezkel Koifman Street, Tel-Aviv

68012, Israel

(Address of Principal Executive Offices)

+972-73-705-8000

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2017, EZTD Inc. (the “Company”)  entered into a Securities Purchase Agreement (the “SPA”), effective as of January 26, 2017, by and between the Company and Compagnie Financiere St. Exupery SICAV-SIF (the “Investor”) for the purchase of 366,667 shares of the Company’s common stock (the “Shares”) at a purchase price of $6 per share, or an aggregate of $2,200,000 (the “Investment”). This Investment is the second tranche of an aggregate investment by the Investor of $3,000,000. The remaining $800,000 was received by the Company upon execution of the binding term sheet by and between the Company and the Investor, entered into on December 30, 2016, and pursuant to the terms of that certain Securities Purchase Agreement entered into on January 4, 2017 by and between the Company and the Investor.

The issuance of Shares under the SPA is subject to the following conditions:

•	That the Company’s existing convertible debt holders (the “Convertible Debt Holders”) convert their convertible debt in the Company in the aggregate amount of $5,457,838.74 into shares of Common Stock at conversion prices ranging from $5.7234 to $7.00 per share. The convertible debt is in the process of being converted into shares of Common Stock.
•	That the Investor be granted the right to designate two directors to the Company’s board of directors (the “Investor Directors”) and to each of the Company’s subsidiaries’ boards of directors. These designations are yet to be made.
•	That the Convertible Debt Holders be granted the right to appoint an observer to participate in all meetings of the board of directors for the Company and any of its subsidiaries. Such appointed observer has no voting or other powers. This appointment is yet to be made.
•	That certain directors of the Company comply with the respective commitments made by each, as follows:
•	Among other commitments, pursuant to an independent contractor agreement by and between the Company and Shimon Citron, entered into on February 3, 2017 (the “Citron Independent Contractor Agreement”), Mr. Citron terminated any employment, consulting or service agreements currently in place and forfeited any credits toward the Company, its subsidiaries or related entities to which he was entitled directly or indirectly. The foregoing excludes credits due to him under his employment agreement with Win Global Markets (Israel) Ltd., dated as of October 1, 2013, and his consulting agreement with Citron Investments Ltd., dated as of September 23, 2008, and any accrued amounts due to him thereunder in connection with his base salary from the Company. The Citron Independent Contractor Agreement further provides that Mr. Citron shall continue as Chief Executive Officer and a director of the Company, receiving a monthly fee of $20,000, plus a bonus of 5% of the Company’s annual consolidated net income, paid quarterly. Separately, Mr. Citron shall also continue to serve as a director of Win Global Markets (Israel) Ltd., receiving a monthly fee of NIS30,000, pursuant to an Amended and Restated Personal Employment Agreement by and between Win Global Markets (Israel) Ltd. and Mr. Citron entered into on January 23, 2017. Due to the Company’s current financial situation and modified corporate focus, Mr. Citron is required, directly or indirectly, to acquire the shares of Winner Option Ltd. currently held by the Company, and Winner Option Ltd. has foregone any payments that it may be owed by the Company after December 31, 2016. Mr. Citron is also required to invest at least $500,000 in the Company at a price of $6.00 per share by June 30, 2017. In addition, any existing options issued to Mr. Citron directly or indirectly have been amended to have an exercise price of $6.00 per share.
•	Among other commitments, Gustavo Perrotta and Ron Lubash have forfeited any credits toward the Company, its subsidiaries or related entities to which either was entitled directly or indirectly, and each shall continue to serve as a director of the Company until December 31, 2017 without compensation in connection with such service. Any existing options issued to Mr. Perrotta or Mr. Lubash directly or indirectly were amended to have an exercise price of $6.00 per share.
•	In addition, the Company and Hamilton Venture Capital Ltd. mutually terminated the services agreement between them dated as of March 1, 2016, and Hamilton Venture Capital Ltd. forfeited any credits toward the Company to which it is currently entitled.

•	That within 10 days of January 26, 2017, the Company’s by-laws shall be amended to: (i) require shareholder approval of annual accounts at the end of each fiscal year or before entering into any extraordinary transaction or transaction modifying the composition of the Company’s share capital; (ii) require a majority vote of all directors, including the affirmative vote of the Investor Directors, in the event of purchase of shares in other entities, mergers or acquisitions, incorporation of new subsidiaries or branches, entry into consulting agreements exceeding $25,000, or approval of the Company’s budget; and (iii) incorporate a provision that requires re-election of all of the Company’s directors in the event of any one director’s resignation or disqualification.
Item 3.02.	Unregistered Sales of Equity Securities.

On February 3, 2017, the Company and the Investor closed on the Investment, as described further in Item 1.01, Entry into a Material Definitive Agreement, which description is incorporated herein.

The shares of Common Stock issued to the Investor pursuant to the SPA are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and pursuant to Regulation S of the Securities Act to non-U.S. investors. The shares of Common Stock issued pursuant to the SPA have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 3, 2017, the Company and Mr. Citron entered into the Citron Independent Contractor Agreement, as described further in Item 1.01, Entry into a Material Definitive Agreement, which description is incorporated herein.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include, but are not limited to those statements regarding the Company’s intent to satisfy certain agreed-upon conditions, its plan to convert existing outstanding convertible debt into shares of Common Stock, to have appointed Investor Directors and an observer for board of director meetings, and to amend its by-laws. Although the Company has signed the SPA, it may not be successful in negotiating the above-listed outstanding items by the dates expected or at all. These forward-looking statements and their implications are based on the current expectations of the management of the Company only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those discussed in the Company’s reports filed from time to time with the SEC. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2017	EZTD INC.

	By:	/s/ Shimon Citron
	Name:	Shimon Citron
	Title:	Chief Executive Officer

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